UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2017

Ecoark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 S Pinnacle Hills Parkway, Suite 220, Rogers AR	72758
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (479) 259-2977

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on June 13, 2017, the stockholders of Ecoark Holdings, Inc. (the “Company”) approved the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan (the “Plan”). A description of the material terms of the Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2017 (the “Proxy Statement”) and is incorporated herein by reference in its entirety. The Plan is incorporated into this Current Report on Form 8-K as Exhibit 10.1 by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 dated and filed with the SEC on June 14, 2017 (File No. 333-218748). Additionally, forms of the Stock Option Agreement, Restricted Stock Award Agreement and Restricted Stock Unit Award Agreement relating to awards to be made pursuant to the Plan are attached as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2017 annual meeting of stockholders (the “Annual Meeting”) of the Company was held virtually on June 13, 2017 at 10:00 a.m. (central time) at www.virtualshareholdermeeting.com/EARK. During the Annual Meeting, the Company’s stockholders voted on five proposals. The proposals are described in the Proxy Statement. The voting results for each of the proposals are as follows.

1.	Election of Directors. The eight director nominees named in the Proxy Statement were elected to the Company’s Board of Directors by the following voting results:

Name	Votes For	Votes Abstained	Broker Non-Votes
Randy S. May	14,043,441	18,088	12,621,488
John P. Cahill	13,978,726	82,803	12,621,488
M. Susan Chambers	14,047,678	13,851	12,621,488
Terrence D. Matthews	14,051,219	10,310	12,621,488
Peter Mehring	14,050,779	10,750	12,621,488
Gary Metzger	14,050,783	10,746	12,621,488
Steven K. Nelson	14,051,212	10,317	12,621,488
Charles Rateliff	14,050,784	10,745	12,621,488

2.	Approval of the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan. The stockholders voted upon and approved the Plan, with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,945,996	25,493	90,040	12,621,488

3.	Advisory Vote to Approve Executive Compensation. The stockholders approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,807,549	91,217	162,763	12,621,488

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4.	Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The stockholders recommended, on an advisory non-binding basis, that the Company hold future advisory votes to approve the compensation of the Company’s named executive officers every year by the following votes:

Every Year	Every Two Years	Every Three Years	Votes Abstained	Broker Non-Votes
13,890,693	40,803	58,533	71,500	12,621,488

The Company has considered the outcome of this advisory vote and has determined, as was recommended by the Company’s Board of Directors in the Proxy Statement, that the Company will hold future say-on-pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say-on-pay votes. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Company’s 2023 annual meeting of stockholders.

5.	Ratification of KBL, LLP as the Company’s Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KBL, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018, with the following voting results:

Votes For	Votes Against	Votes Abstained
26,197,420	10,712	474,885

Item 9.01  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan, effective June 13, 2017 (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 dated and filed with the SEC on June 14, 2017 (File No. 333-218748))
10.2	Form of Stock Option Agreement under the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan
10.3	Form of Restricted Stock Award Agreement under the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan
10.4	Form of Restricted Stock Unit Award Agreement under the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2017	ECOARK HOLDINGS, INC.

	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan, effective June 13, 2017 (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 dated and filed with the SEC on June 14, 2017 (File No. 333-218748))
10.2	Form of Stock Option Agreement under the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan
10.3	Form of Restricted Stock Award Agreement under the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan
10.4	Form of Restricted Stock Unit Award Agreement under the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan

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